UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2016

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2016, Atlas Air Worldwide Holdings, Inc. ("AAWW") entered into agreements with Amazon.com, Inc. (together with its applicable subsidiaries, "Amazon") to provide air cargo services to support package delivery to Amazon’s customers. The agreements also provide for future growth of the relationship as Amazon may increase its business with AAWW.

Air Transportation Services Agreement

On May 4, 2016, Atlas Air, Inc. ("Atlas Air"), a wholly owned subsidiary of AAWW, and Amazon entered into an Air Transportation Services Agreement (the "ATSA"), pursuant to which Amazon has committed to (i) enter into dry leases for 20 B767-300 series freighter aircraft from Titan Aviation Leasing Limited – Americas, Inc., a wholly owned subsidiary of AAWW ("Titan"), and (ii) procure CMI (Crew, Maintenance and Insurance) services from Atlas Air (or its designated affiliate air carriers) for the leased aircraft. The dry leases will be for a term of 10 years. The CMI operations will be for a term of seven years, with an extension option by Amazon for a total term of 10 years. The first aircraft is scheduled to be placed into service in the second half of the fiscal year 2016, with the lease and operation of the remaining 19 committed 767-300 series aircraft scaling up to full service by the end of the fiscal year 2018. Amazon has the ability to terminate the ATSA in certain circumstances, including upon the occurrence of a change of control of AAWW.

Investment Agreement & Warrants

In connection with the transactions contemplated by the ATSA, on May 4, 2016, AAWW and Amazon entered into an Investment Agreement (the "Investment Agreement"), pursuant to which AAWW agreed to issue to Amazon two warrants (the "Warrants") to acquire shares of AAWW common stock consisting of: (i) Warrant-A for 7,500,000 shares of AAWW’s common stock, which relates to the lease and operation of the 20 committed 767-300 series freighter aircraft ("Warrant-A"); and (ii) Warrant-B for 3,750,000 shares of AAWW’s common stock, which relates to revenues paid to Atlas Air by Amazon and its affiliates other than in respect of the initial 20 committed 767-300 series aircraft ("Warrant-B"). The exercise price under the Warrants is $37.50 per share.

3,750,000 shares of AAWW’s common stock issuable under Warrant-A vested when Warrant-A was issued. The remaining shares issuable under Warrant-A will vest in additional increments each time Amazon or one of its affiliates commences the lease and operation of the last 10 of the 20 committed 767-300 aircraft. Shares of AAWW’s common stock issuable under Warrant-B will vest in increments tied to revenue paid to AAWW and its affiliates by Amazon and its affiliates in connection with any transaction other than the lease and operation of the initial 20 committed 767-300 series aircraft. Warrant-A is exercisable through May 4, 2021 and Warrant-B is exercisable through May 4, 2023.

The exercise by Amazon of Warrants in excess of 4,937,392 shares of AAWW’s common stock, representing 19.9% of AAWW’s outstanding shares of common stock on May 4, 2016 immediately prior to the execution and delivery of the Investment Agreement and the issuance of the Warrants (the "Restricted Warrant Exercise"), is subject to the prior approval of AAWW’s stockholders as required under the rules of The NASDAQ Global Select Market. Pursuant to the Investment Agreement, AAWW will hold a special meeting of its stockholders (the "Special Stockholder Meeting") no later than September 30, 2016 for the approval of the Restricted Warrant Exercise (the "Stockholder Approval").

In the event that the Stockholder Approval is not obtained at the Special Stockholder Meeting, Amazon will have the right to terminate the Investment Agreement and the ATSA.

Upon the consummation of a change of control transaction (as defined in the Warrants), subject to certain exceptions, (i) the unvested portion of Warrant-A will vest in full and (ii) in the event that Amazon has committed a specified level of future business to AAWW, the unvested portion of Warrant-B will also vest in full.

The exercise price and the number of shares of common stock issuable upon exercise of the Warrants are subject to customary antidilution adjustments. The Investment Agreement includes customary representations and warranties and covenants of AAWW and Amazon.

Stockholders Agreement

On May 4, 2016, in connection with the issuance of the Warrants and the other transactions contemplated by the Investment Agreement, AAWW and Amazon entered into a Stockholders Agreement (the "Stockholders Agreement"). The Stockholders Agreement sets forth certain governance arrangements and various provisions relating to Amazon’s equity interest in AAWW, including customary registration rights.

Pursuant to the Stockholders Agreement, commencing at such time when Amazon owns 10% or more of AAWW’s outstanding common stock measured on a fully diluted basis, Amazon will be entitled to appoint one director to AAWW’s board of directors (the "Board"), subject to meeting certain customary eligibility requirements, and thereafter to designate one director to be nominated for election to the Board by AAWW and included in AAWW’s slate of directors at each annual stockholder’s meeting. Amazon’s Board representation rights will terminate at such time when Amazon ceases to own shares of common stock representing at least 5% of the then issued and outstanding common stock. Amazon will be entitled to designate a non-voting observer to the Board until such time as Amazon exercises its Board representation right.

The Stockholders Agreement contains certain restrictions on Amazon’s ability to transfer the Warrants and any shares of common stock. The Stockholders Agreement also contains certain customary standstill restrictions that remain in effect during the period (the "Standstill Period") from the execution of the Stockholders Agreement through the earlier of (i) the expiration or termination of the ATSA and (ii) such time when Amazon’s Board representation rights expire.

During the Standstill Period, Amazon and its affiliates will be required to vote all of their shares of AAWW common stock in excess of 14.9% of AAWW’s outstanding common stock in accordance with the recommendation of the Board.

The issuance of the Warrants and of common stock issuable upon the exercise of the Warrants, which are subject to the terms and conditions set forth in the Investment Agreement, the Warrants and the Stockholders Agreement, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") promulgated thereunder. The Warrants were issued only to Amazon in connection with the transactions contemplated by the Investment Agreement and the ATSA. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

See disclosures under Item 1.01 of this Form 8-K.

Item 8.01 Other Events.

On May 5, 2016, AAWW issued a press release with respect to the transactions described above. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Stockholder Approval for the Restricted Warrant Exercise. In connection with the Special Stockholder Meeting AAWW intends to file relevant materials with SEC, including AAWW’s proxy statement in preliminary and definitive form. Stockholders of AAWW are urged to read all relevant documents filed with the SEC, including AAWW’s proxy statement when it becomes available, because they will contain important information about the relationships and transactions between AAWW, Amazon and their respective affiliates. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge by directing a request to AAWW Investor Relations, 2000 Westchester Avenue, Purchase, NY or at tel: +1 914 701 8200 or email: InvestorRelations@atlasair.com.

Participants in the Solicitation

AAWW and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be "participants" in the solicitation of proxies from stockholders of AAWW in favor of the Stockholder Approval. Information about AAWW’s directors and executive officers is set forth in AAWW’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2016, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 18, 2016. Information concerning the interests of AAWW’s participants in the solicitation, which may, in some cases, be different than those of AAWW’s stockholders generally, is set forth in the materials filed by AAWW with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of AAWW and its subsidiaries (collectively, the "companies") with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the companies that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: AAWW’s ability to effectively operate the network service contemplated by the agreements with Amazon, including the cost and timing of securing any aircraft necessary to fulfill the agreements with Amazon; AAWW’s ability to obtain any shareholder approvals that may be required with respect to the equity arrangements expressed in the agreements with Amazon; the risk that the anticipated benefits of the agreements with Amazon will not be realized when expected, or at all; the possibility that Amazon may terminate the agreements with the companies; the effect of the announcement or pendency of the transactions contemplated by the agreements with Amazon, the Investment Agreement and the related agreements; the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to maintain adequate internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies’ products and services; anticipated and future litigation; and other risks and uncertainties set forth from time to time in AAWW’s reports to the SEC.

For additional information, please refer to the risk factors set forth under the heading "Risk Factors" in the most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q filed by AAWW with the SEC. Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
No. Description

99 Atlas Air Worldwide Holdings, Inc. Press Release dated May 5, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

May 9, 2016	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Executive Vice President, General Counsel, Secretary and Chief Human Resources Officer

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Exhibit Index

Exhibit No.	Description

99	Atlas Air Worldwide Holdings, Inc. Press Release dated May 5, 2016